                      SUPPLEMENT DATED JANUARY 25, 2002 TO

                        PROSPECTUS DATED MAY 1, 2000 FOR

                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                         NATIONWIDE VARIABLE ACCOUNT - 5

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. ALL REFERENCES IN THE PROSPECTUS TO "NATIONWIDE SEPARATE ACCOUNT TRUST" OR "NSAT" ARE CHANGED TO "GARTMORE VARIABLE INSURANCE TRUST" AND "GVIT," RESPECTIVELY.

2. EFFECTIVE JANUARY 25, 2002, THE FOLLOWING UNDERLYING MUTUAL FUNDS CHANGED
   NAMES:

     OLD UNDERLYING MUTUAL FUND NAME                                 NEW UNDERLYING MUTUAL FUND NAME
     -------------------------------                                 -------------------------------
     Nationwide Separate Account Trust ("NSAT") -                    Gartmore Variable Insurance Trust ("GVIT") - Gartmore
     Government Bond Fund                                            GVIT Government Bond Fund: Class I

     NSAT - Money Market Fund                                        GVIT - Gartmore GVIT Money Market Fund: Class I

     NSAT - Total Return Fund                                        GVIT - Gartmore GVIT Total Return Fund: Class I

3. THE "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" ARE MODIFIED AS FOLLOWS:


                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

             (as a percentage of underlying mutual fund net assets,
                        after reimbursements and waivers)


-----------------------------------------------------------------------------------------------------------------------
                                                               Management      Other        12b-1      Total Underlying
                                                                  Fees        Expenses       Fees        Mutual Fund
                                                                                                           Expenses
-----------------------------------------------------------------------------------------------------------------------
GVIT Gartmore GVIT Government Bond Fund: Class I (formerly,       0.50%        0.23%        0.00%            0.73%
NSAT Government Bond Fund)

GVIT Gartmore GVIT Money Market Fund: Class I (formerly,          0.39%        0.22%        0.00%            0.61%
NSAT Money Market Fund)

GVIT Gartmore GVIT Total Return Fund: Class I (formerly,          0.58%        0.23%        0.00%            0.81%
NSAT Total Return Fund)

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

4. THE "EXAMPLE" TABLE IS MODIFIED AS FOLLOWS:

   EXAMPLE

   The following chart shows the expenses (in dollars) that would be incurred under this contract assuming a $1,000 investment, 5% annual return, and no change in expenses. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

   The example reflects expenses of both the variable account and the underlying mutual funds. The example reflects the standard 7 year CDSC schedule and the maximum amount of variable account charges that could be assessed to a contract (1.30%). The contract maintenance charge is reflected as a percentage of the average contract account size for existing contracts. Since average account size is greater than $1,000, the expense effect of the contract maintenance charge is reduced accordingly. Deductions for premium taxes are not reflected but may apply.

----------------------------------------------------------------------------------------------------------------------------
                               If you surrender your contract   If you do not surrender your  If you annuitize your contract
                                at the end of the applicable     contract at the end of the    at the end of the applicable
                                        time period                applicable time period              time period
----------------------------------------------------------------------------------------------------------------------------
                               1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.    1 Yr.  3 Yrs 5 Yrs.  10 Yrs.  1 Yr. 3 Yrs.  5 Yrs.  10 Yrs.
----------------------------------------------------------------------------------------------------------------------------
GVIT Gartmore GVIT Government    93     115    147     257        23    70     120     257      *     70     120      257
Bond Fund: Class I (formerly,
NSAT Government Bond Fund)


GVIT Gartmore GVIT Money         91     111    140     244        21    66     113     244      *     66     113      244
Market Fund: Class I
(formerly, NSAT Money Market
Fund)


GVIT Gartmore GVIT Total         94     117    151     265        24    72     124     265      *     72     124      265
Return Fund: Class I
(formerly, NSAT Total Return
Fund)
---------------------------------------------------------------------------------------------------------------------------

*The contracts sold under this prospectus do not permit annuitization during the first two contract years.


5. "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" IS MODIFIED AS FOLLOWS:

   GARTMORE VARIABLE INSURANCE TRUST

   Gartmore Variable Insurance Trust (formerly, Nationwide Separate Account Trust) ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I (FORMERLY, GOVERNMENT BOND
     FUND)
     Investment Objective: Seeks as high a level of income as is consistent with the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The duration of the Fund will typically be four to six years.

     GARTMORE GVIT MONEY MARKET FUND: CLASS I (FORMERLY, MONEY MARKET FUND) Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.

     GARTMORE GVIT TOTAL RETURN FUND: CLASS I (FORMERLY, TOTAL RETURN FUND) Investment Objective: Seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities.



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